Prospectus Supplement April 1, 2020

For the following funds with prospectuses dated May 1, 2019 – March 1, 2020 (each as supplemented to date)

AMCAP Fund®

American Balanced Fund®

American Funds Developing World Growth and Income FundSM
American Funds Corporate Bond Fund®

American Funds Emerging Markets Bond FundSM

American Funds Global Balanced FundSM
American Funds Global Insight FundSM

American Funds Inflation Linked Bond Fund®
American Funds International Vantage FundSM

American Funds Mortgage Fund®

American Funds Strategic Bond FundSM
American Funds U.S. Government Money Market FundSM

American High-Income Trust®

American Mutual Fund®
The Bond Fund of America®

Capital Income Builder®

Capital World Bond Fund®

Capital World Growth and Income Fund®

EuroPacific Growth Fund®

Fundamental Investors®

The Growth Fund of America®

The Income Fund of America®

Intermediate Bond Fund of America®

International Growth and Income FundSM

The Investment Company of America®

The New Economy Fund®

New Perspective Fund®

New World Fund®

Short-Term Bond Fund of America®

SMALLCAP World Fund®

U.S. Government Securities Fund®

Washington Mutual Investors FundSM

Changes apply to all funds unless otherwise noted below.

1. The table under the heading “Portfolio managers” in the “Management” section of the American Funds Corporate Bond Fund summary portion of the prospectus is amended to read as follows:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Scott Sykes President	2 years	Partner – Capital Fixed Income Investors
Karen Choi Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors

2. The information under the heading “The Capital SystemSM” in the “Management and organization” section of the American Funds Corporate Bond Fund prospectus is amended to read as follows:

The Capital SystemSM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed income investment division, serve on the Portfolio Strategy Group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes on a range of macroeconomic factors, including duration, yield curve and sector allocation. The investment decisions made by the fund’s portfolio managers are informed by the investment themes discussed by the group.

The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Scott Sykes	Investment professional for 18 years in total; 14 years with Capital Research and Management Company or affiliate	2 years (plus 2 years of prior experience as an investment analyst for the fund)	Serves as a fixed income portfolio manager
Karen Choi	Investment professional for 21 years in total; 12 years with Capital Research and Management Company or affiliate	Less than 1 year (plus 4 years of prior experience as an investment analyst for the fund)	Serves as a fixed income portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

3. The second paragraph under the heading “Purchase of Class F shares” in the “Purchase, exchange and sale of shares” section of the prospectus is amended to read as follows:

Class F-2, F-3 and 529-F-1 shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2, F-3 or 529-F-1 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

4. The following is added to the end of the “Appendix – Sales charge waivers” section of the prospectus:

Merrill Lynch

Effective June 30, 2020, if you establish or hold your CollegeAmerica account on the Merrill Lynch, Pierce, Fenner & Smith (Merrill) omnibus platform, the features and policies related to Class 529-A and Class 529-C sales charges (including contingent deferred sales charges), 529-A sales charge waiver eligibility, and 529-C conversion period will be different than referenced in this document.

Importantly, if you establish or hold your CollegeAmerica account on the Merrill omnibus platform, then you are eligible for Class 529-A shares at net asset value if your CollegeAmerica 529 plan assets with Merrill Lynch are $250,000 or more or you participate through an approved corporate 529 plan. If your 529 plan assets are less than $250,000 you are eligible to purchase 529-C shares. Among other things, 529-C shares generally will be automatically converted to 529-A shares (not subject to an initial sales charge) after four years from their respective dates of purchase.

Effective April 1, 2020, rollover assets from another 529 plan may be invested in Class 529-A shares at net asset value. This policy applies to accounts on the Merrill platform and accounts held by the fund’s transfer agent.

Please contact your Merrill advisor with any questions.

Edward Jones

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the American Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the American Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing.
•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•	Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•	Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (CDSC) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder
•	Systematic withdrawals with up to 10% per year of the account value
•	Return of excess contributions from an Individual Retirement Account (IRA)
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
•	Shares exchanged in an Edward Jones fee-based program
•	Shares acquired through NAV reinstatement

Other Important Information

Minimum Purchase Amounts

•	$250 initial purchase minimum
•	$50 subsequent purchase minimum

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
—	A fee-based account held on an Edward Jones platform
—	A 529 account held on an Edward Jones platform
—	An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares, or Class R-4 shares for retirement plans with at least $1 million, so long as the shareholder is eligible to purchase the Class A or R-4 shares pursuant to the prospectus. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sale charge as disclosed in the prospectus.

Janney Montgomery Scott LLC

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund unless otherwise provided in the Prospectus.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Keep this supplement with your prospectus.

Lit. No. MFGEBS-399-0420P CGD/AFD/10039-S76514

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	JENNIFER L. BUTLER
JENNIFER L. BUTLER
SECRETARY
/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY
/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY
/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY

American Funds Corporate Bond Fund® Statement of Additional Information Supplement April 1, 2020 (for statement of additional information dated August 1, 2019, as supplemented to date)

The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the statement of additional information is amended to read as follows:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions) [2,3]
Scott Sykes	$100,001 – $500,000	None		1	$0.09	1	$0.23
Karen Choi	$500,001 – $1,000,000	1	$20.7	None		None

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-403-0420O CGD/10149-S76580